UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2013

RVPLUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-168768	27-1986126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Plaza 5, 25th Floor
Harborside Financial Center
Jersey City, New Jersey, 07311

Registrant’s telephone number, including area code  (201) 815-2220

4.01 Changes in Internal Control over Financial Reporting

There were changes in our system of internal controls over financial reporting during our last fiscal quarter ended October 31, 2012 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. Thus, Li and Company, PC had been replaced as auditor for Company on September 24, 2012 by John Kinross-Kennedy CPA, who reviewed Form 10-Q Filing for October 31, 2012.

Date: March 1, 2013	Cary Lee Peterson
Chief Executive Officer